Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IMS Health Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2014 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald E. Bruehlman, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: May 2, 2014

/s/ Ronald E. Bruehlman
Ronald E. Bruehlman
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)